SHORT-TERM BANK LOANS	12 Months Ended
Dec. 31, 2019
SHORT-TERM BANK LOANS
SHORT-TERM BANK LOANS

8     SHORT-TERM BANK LOANS

In June 2018, Tarena International entered into a facilities agreement with an offshore branch of Hang Seng Bank Limited (the “Bank”), pursuant to which Tarena International may borrow from the Bank from time to time up to a combined aggregate of USD$12 million for a period of 12 months from the drawdown date. The purpose of the loan is to finance the Company’s offshore general working capital needs, including daily operating expenses and dividend payment. The bank loans were secured by an equivalent or greater amount of RMB deposits by Tarena in the onshore branch of the Bank .

On December 19, 2018, Tarena International drew down a loan of USD$2 million for 12 months period. Interest is accrued and payable per 3 months, carrying a floating rate of 1.2% over the London Inter-Bank Offered Rate . The applicable interest rate for the loan is 4% per annum. The loans from the offshore branches of the Bank are classified as short-term bank loans based on the payment terms.

As of December 31, 2018, USD$2 million bank loan was secured by an amount of RMB14.7 million deposit by Tarena International in the onshore branches of the Bank. The deposit is classified as restricted cash. The loan was subsequently repaid in June 2019.

On August 9, 2019, the Company entered into two lines of credit contracts with Bank of Beijing to borrow RMB190,000 in total with validity period on August 8, 2021. The loan bears a fixed interest rate of one-year Loan Prime Rate (“LPR”) plus 1.15% per annum on the date of drawing.

As of December 31, 2019, the Company has drawn RMB 89,162, which will be maturity in 12 months from the drawdown date. The applicable interest rate for the loan is 5.3% per annum. The carrying value of office buildings pledged for the borrowing was RMB202,743.

The interest expenses of the loans were nil, RMB19 and RMB565 for the years ended December 31, 2017, 2018 and 2019, respectively.